EXHIBIT 10.11



                           INDUSTRIAL LEASE AGREEMENT

                                    BETWEEN

                  INDUSTRIAL DEVELOPMENTS INTERNATIONAL, INC.

                                  AS LANDLORD

                                      AND

                                DATALINC-I, LTD.

                                   AS TENANT

                             DATED: April 15, 1991

                          LEASE INDEX

SECTION                    SUBJECT
-------------------------------------------------------------------------------
 1.                        Basic Lease Provisions

 2.                        Demised Premises

 3.                        Term

 4.                        Minimum Rental

 5.                        Security Deposit

 6.                        Operating Expenses and Additional Rent

 7.                        Use of Demised Premises

 8.                        Insurance

 9.                        Utilities

10.                        Maintenance and Repairs

11.                        Tenant's Personal Property: Indemnity

12.                        Tenant's Fixtures

13.                        Signs

14.                        Landlord's Lien

15.                        Governmental Regulations

16.                        Environmental Matters

17.                        Construction of Demised Premises

18.                        Tenant Alterations and Additions

19.                        Services by Landlord

20.                        Fire and Other Casualty

21.                        Condemnation

22.                        Tenant's Default

23.                        Landlord's Right of Entry

24.                        Mortgagee's Rights

25.                        Estoppel Certificate

26.                        Landlord's Liability

27.                        Notices and Payments

28.                        Brokers

29.                        Assignment and Subleasing

30.                        Termination or Expiration

31.                        Relocation

32.                        Late Payments

33.                        Rules and Regulations

34.                        Miscellaneous

35.                        Special Stipulations

Exhibit "A"                Site Plan

Exhibit "B"                Floor Plan

Exhibit "C"                Special Stipulations

Exhibit "D"                Rules and Regulations

                          INDUSTRIAL LEASE AGREEMENT

THIS LEASE AGREEMENT (the "Lease") is made this l5th day of April, 1991 by and between INDUSTRIAL DEVELOPMENTS INTERNATIONAL, INC., a Delaware Corporation ("Landlord"), and DATALINC-I, LTD. a Florida Limited Partnership ("Tenant"), (the words "Landlord" and "Tenant" to include their respective legal representatives, successors and permitted assigns where the context requires or permits).


                              W I T N E S S E T H:

1. BASIC LEASE PROVISIONS. The following constitute the "Basic Lease Provi-sions" of this Lease:

(a)  Demised Premises Address:  6900 Fairfield Business Drive
                                Fairfield, Ohio 45014

(b)  Demised Premises Square Footage: 9,400

(c)  Building Square Footage: 40,224

(d)  Annual Minimum Rent:

     Lease Year  1   $34,404.00    Lease Year  6   $79,128.00
     Lease Year  2   $68,808.00    Lease Year  7   $79,128.00
     Lease Year  3   $68,808.00    Lease Year  8   $79,128.00
     Lease Year  4   $68,808.00    Lease Year  9   $79,128.00
     Lease Year  5   $68,808.00    Lease Year 10   $79,128.00

(e) Monthly Minimum     Rent Installments:
     Lease Year  1   $ 5,734.00    Lease  Year  6  $ 6,594.00
     Lease Year  2   $ 5,734.00    Lease  Year  7  $ 6,594.00
     Lease Year  3   $ 5,734.00    Lease  Year  8  $ 6.594.00
     Lease Year  4   $ 5,734.00    Lease  Year  9  $ 6.594.00
     Lease Year  5   $ 5,734.00    Lease  Year 10  $ 6,594.00

(f) Lease Commencement Date: June 1, 1991

(g) Minimum Rent Commencement Date:  December 1, 1991

(h) Termination Date:  May 31, 2001

(i) Term: One Hundred Twenty (120) Months

(j  Tenant's Operating Expense Percentage:  23%

(k) Security Deposit: $25,000.00

(1) Date Tenant Must Approve Plans and Specifications For Improvements:
    April 15, 1991

(m) Permitted Use:  Satellite Hub Station

(n) Address for notice:

    Landlord: Industrial Developments International, Inc.
    One Atlanta Plaza
    950 East Paces Ferry Road, Suite 875
    Atlanta, Georgia 30326
    Attn:  Vice President-Operations

    Tenant: DATALINC-I, LTD.
    1641 Commerce Avenue N.
    St. Petersburg, Florida 33716
    Attn:   Mark Gianinni

(o) Broker(s):  Mr.  Bill Wiebe
                CB COMMERCIAL
                425 Walnut Street, 25th Floor
                Cincinnati, Ohio 45202.

     2. DEMISED PREMISES. For and in consideration of the rent hereinafter reserved and the mutual covenants hereinafter contained, Landlord does hereby' lease and demise unto Tenant, and Tenant does hereby hire, lease and accept, from Landlord the following premises, referred to as the "Demised Premises": approximately 9,400 square fyet of space, 3,200 square feet of which is office space, located within 6900 Fairfield Business Dr. (the "Building"), which Building contains a total of 40,224 square feet and located in Butler County, Ohio as shown on the site plan attached hereto as Exhibit A and incorporated herein, all upon the terms and conditions hereinafter set forth.

     3. TERM. To have and to hold the Demised Premises for the term (the "Term") to commence on the Commencement Date set forth in l(f) of the Basic Lease Provisions and to terminate on the Termination Date set forth in l(q) of the Basic Lease Provisions, as the Termination Date may be extended pursuant to
Section 17(b).

     4.  MINIMUM  RENT.  Tenant  shall pay to Landlord  as minimum  rent for the
Demised Premises, commencing on the Minimum Rent Commencement Date and continuing throughout the Term in lawful money of the United States the annual amount set forth in 1. of the Basic Lease Provisions payable in equal monthly installments as set forth in 1. (e) of the Basic Lease Provisions (the "Minimum Rent"), payable in advance, without demand and without abatement, reduction, set-off or deduction, on the first day of each calendar month during the Term. Tenannt shall pay to Landlord the first month's Minimum Rent due hereunder upon execution of this lease by both parties. If the Commencement Date of the Term shall fall on a day other than the first day of a calendar month, the Minimum Rent shall be apportioned pro rata on a per diem basis for the period between surh Commencement Date and the first day of the following calendar month and such apportioned sum shall be paid on the Commencement Date.

     5. SECURITY DEPOSIT. Upon execution of this Lease by both parties, Tenant will pay to Landlord the sum set forth in l. (k) of the Basic Lease Provisions as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease. In the event that Tenant is in default under this Lease, or fails to perform any of the terms, provisions and conditions of this Lease, Landlord may use, apply, or retain the whole or any part of the security so deposited for the payment of any sum due Landlord or which Landlord may expend or be required to expend by reason of the Tenant's default or failure to perform, including, but not limited to, any damages or deficiency in the reletting of the Demised Premises; provided. however, that any such use, application or retention by Landlord of the whole or any part of the security deposit shall not be or be deemed to be an election of remedies by Landlord or viewed as liquidated damages, it being expressly understood and ayreed that, notwithstanding such use, application or retention, Landlord shall have the r qlit to pursue any and all other remedies available to it under the terms of this Lease or ot@erwise. In the event that Tenant shall comply with all of the terms, covenants and conditions of this Lease, the security deposit shall be returned to Tenant within thirty (30) days after compliance has been ascertained by Landlord and after delivery of possession of the Demised Premises to Landlord. In the event of a sale of the Building, Landlord shall have the right to transfer the security deposit to the purchaser, and Landlord shall thereupon be released from all liability for the return of such security deposit. Tenant shall look solely to the new landlord for the return of such security deposit. Tenant shall not assign or encumber the money deposited as security, and neither Landlord nor it's successors or assigns shall be bound by any such assignment or encumbrance.

     6. OPERATING EXPENSES AND ADDITIONAL RENT.

          (a) Tenant agrees to pay as Additional Rent its proportionate share of the amount paid or Incurred by Landlord during the Term for operation and maintenance of the Building (collectively "Operating Expenses"). Operating Expenses shall include all expenses for operation, repair, replacement and maintenance as necessary to keep e Building and the common areas, grounds, and parking areas associated therewith in good order, condition and repair, including but not limited to, utilities for the common areas of and relating to the Building, expenses associated with the driveways and parking areas (including repaving and snow. trash and ice removal), security systems, lighting facilities, landscaped areas, walkways, directional signage, curbs, drainage strips, sewer lines, all charges assessed against the Building pursuant to any applicable easements, covenants or development standards, administrative fees (including property management fees and attorneys' fees), all real property taxes and special assessments imposed upon the land on which the Building is constructed, and all insurance premiums paid by Landlord with respect to the Building, including public liability Insurance. Operating Expenses shall not include expenses for the costs of any maintenance and repair required to be performed by Landlord at its own expense under Section (10.)(b). Further. Operating Expenses shall not include the costs for capital improvements unless such costs are incurred for the purpose of causing a material decrease in the Operating Expenses of the Building, or are required by any governmental authority because of the specific use by Tenant of the Demised Premises. The proportionate share or Operating Expenses to be paid by Tenant shall be a percentage of the Operating Expenses based upon the proportion that the square footage of the Demised Premises bears to the total square footage of the Building (such figure referred to as "Tenant's Operating Expense Percentage" and set forth in l, (j) of the Basic Lease Provisions). Landlord shall estimate the total amount of Operating Expenses to be paid by Tenant during each calendar year promptly after the beginning of each calendar year during the Term, and Tenant shall pay to Landlord one-twelfth (1/12) of such sum on the first day of each calendar month during each such calendar year, or part thereof, during the Term. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of Operating Expenses for such calendar year, and within thirty (30) days arter receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Landlord shall credit the amount of such overpayment toward the next Installment of Operating Expenses owed by Tenant. If the Connencement Date shall fall on other than the first day of the calendar year, and/or if the Termination Date shrill fall on other than the last day of the calendar year, Tenant's share of the Operating Expenses for such calendar year shall be apportioned prorata.

          (b) Any amounts required to be paid by Tenant hereunder and any charges or expenses incurred by Landlord an behalf of Tenant under the terms of this Lease shall be considered "Addiditional Rent" payable in the same manner and upon the same terms and conditions as the Minimum Rent reserved hereunder. Any failure on the part of Tenant to pay such Additional Rent when and as the same shall become due shall entitle Landlord to the remedies available to it for non-payment of Minimum Rent. Tenant's obligations for non-payment of Additional Rent shall begin to accrue on the Lease Commencement Date, regardless of the Minimum Rent Commencement Date.

          (c) If applicable in the jurisdiction where the Demised Premises are located, Tenant shall pay and be liable for all rental, sales, use and inventory taxes or other similar taxes, any, levied or imposed by any city. state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid Landlord by Tenant under the terms of this Lease. Such payment shall be made by Tenant directly to such governmental body if billed to Tenant, or if billed to Landlord, such payment shall be paid concurrently with the payment of the Minimum Rent, Additional Rent, or such other charge upon which the tax is based, all as set forth herein.

     7. USE OF DEMISED PREMISES.

          (a) The Demised Premises shall be used for the Permitted Use set forth in 1. (m) of the Basic Lease Provisions. Other uses shall not be unreasonably witheld or denied.

          (b) Tenant will permit no liens to attach or exist against the Demised Premises, and shall not commit any waste.

          (c) The Demised Premises shall not be used for any illegal purposes, and Tenant shall not allow, suffer, or permit any vibration, noise, odor, light or other effect to occur within or around the Demised Premises that could constitute a nuisance or trespass for Landlord or any occupant of an adjoining building, its customers, agents, or invitees. Upon notice by Landlord to Tenant that any of the aforesaid prohibited uses are occurring, Tenant agrees forthwith to remove or control the same.

          (d) Tenant shall not in any way violate any law, ordinance or restrictive covenant affecting the Demised Premises, and shall not in any manner use the Demised Premises so as to cause cancellation of, prevent the use of, or increase the rate of, the fire and extended coverage insurance policy required hereunder.

          (e) In the event said insurance rates are increased over the least hazardous rate available due to the nature of the use of the Demised Premises by Tenant, said Increased amounts shall also be paid by Tenant as Additional Rent.

     8. INSURANCE.

          (a) Tenant covenants and agrees that from and after the date of delivery of the Demised Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

               (i) Liability Insurance in the Commercial General Liability form (or reasonable equivalent thereto) claims for personal injury or death, property damage and product liability occuring upon, in or about the Demised Premises, such insurance to be written on an occurrence basis (not a claims made basis), to be combined single limits amounts not less that $1,000,000 and to have general aggredate limits of not less than $2,000,000 for each policy year. The insurance coverage required under this Section 8(a)(i) shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Section 11 and, if necessary, the policy shall contain a contractual endorsement to that effect. The general aggregate limits under the Commercial General Liability insurance policy or policies must apply separately to the Demised Premises and to Tenant's use thereof (and not to any other location or use of Tenant) and such policy shall contain an endorsement to that effect. The certificate of insurance evidencing the Commercial General Liability form of policy shall specify all endorsements required herein and shall specify on the face thereof that the limits of such policy apply separately to the Demised Premises.

               (ii) Insurance covering all of the items included in Tenant's leasehold improvements, heating, ventilating and air conditioning equipment, trade fixtures, merchandise and personal property from time to time in, on or upon the Demised Premises, in an amount not less than one hundred percent (100%) of their full replacement value from time to time during the Term, providing rotection against perils included within the standard form of "all-risks" fire and casualty insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. Any policy proceeds from such insurance shall be held in trust by Tenant's insurance company for the repair, construction and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Section 20(a).

          (b) All policies of the insurance provided for in Section B(a) shall be issued in form acceptable to Landlord by insurance companies with a rating of not less than "A." and financial size or not less than Class X, in the most current available "Best's Insurance Reports", and licensed to do business in the state in which the Building is located. Each and every such policy:

               (i) shall  name  Landlord  as well as  Landlord's  Mortgagee,  as defined in Section 24, and any other party reasonably designated by Landlord, as an additional insured. In addition, the coverage described in Section 8(a)(ii) shall also name Landlord as loss payee;

               (ii) shall be delivered to Landlord within thirty (30) days after delivery of possession of the Demised Premises to Tenant and thereafter within thirty (30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

               (iii)shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of Insurance; and

               (iv) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

          (c) Any insurance provided for in Section 8(a) may be maintained by means of a policy or policies of blanket insurance, covering additional Items or locations or insureds, provided, however, that:

               (i) Landlord and any other parties in interest from time, to time designated by Landlord to Tenant shall be named as an additional insured thereunder as its interest may appear;

               (ii) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of Insurance;

               (iii) any such policy or policies shall specify therein the amount of the total insurance allocated to the Tenant's improvements and property; and

               (iv) the requirements set forth in this Section 8 are otherwise satisfied.

          (d) In the event that Tenant shall fall to carry and maintain the insurance coverages set forth in this Section 8, Landlord may upon thirty
     (30) days notice to Tenant (unless such coverages will lapse in which event no such notice shall be necessary) procure such policies of insurance and Tenant shall promptly reimburse Landlord therefor.

          (e) Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Demised Premises, its contents or to the other portions of the Building arising from any risk covered by all risks fire and extended coverage Insurance, and to the extent of recovery under valid and collectible policies of such insurance, provided that such waiver does not invalidate such policies or prohibit recovery thereunder. The parties hereto each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that such Insurers may have against Landlord or Tenant, as the case may be.

     9. UTILITIES. During the Term, Tenant shall promptly pay as billed to Tenant all rents and charges for water and sewer services and all costs and charges for gas, steam, electricity, fuel, light, power, telephone, heat and any other utility or service used or consumed in or servicing the Demised Premises and all other costs and expenses involved in the care, management and use thereof. If Tenant fails to pay any utility bills or charges, Landlord may, at its option, upon reasonable notice to Tenant pay the same and in such event, the amount of such paymenle together with interest thereon at the interest rate as defined in Section 31(g) from the date of such payment by Landlord, will be added to Tenant's next due payment, as Additional Rent.

     10. MAINTENANCE AND REPAIRS.

          (a) Tenant shall, at its own cost and expense, maintain in good condition and repair the interior of the Demised Premises, including but not limited to the electrical systems, heating, air conditioning and ventilation systems, plate glass, windows and doors, sprinkler and plumbing systems. Tenant shall maintain in full force and effect a service contract for the heating, ventilation and air conditioning systems with an entity reasonably acceptable to Landlord. Tenant's obligations to repair and maintain the Demised Premises shall include without limitation all plumbing and sewer facilities within the Demised Premises, fixtures. interior walls. floors, ceilings, windows, doors, storefronts. plate glass, skylights, all electrical facilities and equipment including without limitation lighting fixtures, lamps, fans and any exhaust equipment and systems, electrical motors, and all other appliances and equipment of every kind and nature located in, upon or about the Demised Premises except as to such maintenance and repair as is the obligation of Landlord pursuant to Section 10(b) herein. All glass, both interior and exterior, is at the sole risk of Tenant; and any broken glass shall be promptly replaced at Tenant's expense by glass of like kind, size and quality. (b) Landlord shall, at its own cost and expense, maintain in good condition and repair the exterior walls, roof, foundation and structural frame of the Building.

          (c) Unless the same is caused solely by the negligent action or inaction of Landlord, Landlord shall not be liable to Tenant or to any other person for any damage occasioned by failure in 'any utility system or by the bursting or leaking of any vessel or pipe in or about the Demised Premises; or for any damaged occasioned by water coming into the Demised Premises or arising from the acts or neglects of occupants of adjacent property or the public.

     11. TENANT'S PERSONAL PROPERTY: INDEMNITY All of Tenant's personal property in the Demised Premises shall be and remain at Tenant's sole risk, and Landlord shall not be liable for and Tenant hereby releases Landlord from any and all liability for theft thereof or any damage thereto occasioned by any acts, omissions or negligence of any persons, or any act of God, and Landlord shall not be liable for any injury to the person or property of other persons in or about the Demised Premises, Tenant expressly agreeing to indemnify and save Landlord harmless in all such cases. Tenant further agrees to reimburse Landlord for any costs or expenses, Including without limitation attorneys' fees which Landlord may incur in investigating, handling or litigating any such claim against Landlord by a third person.

     12. TENANT'S FIXTURES. Tenant shall have the right to install in the Demised Premises trade fixtures required by Tenant or used by it in its business, and if installed by Tenant, to remove any or all such trade fixtures from time to time during and upon termination of this Lease, provided Tenant is not then in default under the terms of this Lease and any applicable grace period has not expired with the default having not been cured; provided, however, that Tenant shall repair and restore any damage or injury to the Demised Premises (to the condition in which the Demised Premises existed prior to such installation) caused by the installation and/or removal of any such trade fixtures.

     13. SIGNS. No sign, advertisement or notice shall be inscribed, painted, affixed, or displayed on the windows or exterior walls of the Demised Premises or on any public area of the Building, except in such places, numbers, sizes, colors and styles as are approved in advance in writing by Landlord, and which conform to all applicable laws and/or ordinances. Any and all permitted signs shall be installed, maintained and removed by Landlord at Tenant's sole expense.

     14.  This Section has been deleted.

     15. GOVERNMENT REGULATIONS. Tenant shall throughout the Term of this Lease, at Tenant's sole cost and expense, promptly comply with al1 laws and ordinances and notices, orders, rules, regulations and requirements of all federal, state, and municipal governments and appropriate departments, commissions, boards and officers thereof, and notices, orders, rules and regulations of the National Board of Fire Underwriters, or any other body now or hereafter constituted exercising similar functions, relating to all or any part of the Demised

Premises, foreseen or unforeseen, ordinary as well as extraordinary, or to the use or manner of use of the Demised Premises or to the sidewalks. parking areas. curbs and access ways adjoining the Demised Premises. Without limiting the generality of the foregoing, Tenant shall keep in force at all times all licenses, consents and permits necessary for the lawful use of the Demised Premises, and Tenant shall pay all personal property taxes, income taxes, license fees. and other taxes which are or may be assessed, levied or imposed upon Tenant in connection with Tenant's operation of its business upon the Demised Premises. Tenant shall likewise observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Demised Premises.

     16. ENVIRONMENTAL MATTERS.

          (a) Tenant warrants that all its activities on the Demised Premises, the Building, or the Project during the course of this Lease will be conducted in material compliance with all federal, state, and local laws, regulations, orders, permits, ordinances, and the like concerning protection of human health and/or the environment ("Environmental Laws"). Tenant warrants that it is currently in compliance with all applicable Environmental Laws and that there are no pending or threatened notices of deficiency, notices of violation, orders, or Judicial or administrative actiofis involving alleged violations by Tenant of any Environmental Laws. Tenant, at Tenant's sole cost and expense. shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Demised Premises and shall make all notifications and registrations required by any applicable Environmental Laws. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of all such permits, licenses, approvals, notifications and registrations and with any other applicable Environmental Laws. Tenant warrants that it has obtained all such permits, licenses or approvals and made all such notifications and registrations required by any applicable Environmental Laws necessary for Tenant's operation of its business on the Demised Premises.

          (b) Tenant shall not cause or permit any Hazardous Substances (as hereinafter defined) to be brought upon, kept or used in or about the Demised Premises, the Building, or the Project without the prior written consent of Landlord, which consent may be unreasonably and arbitrarily withheld.

          (c) In the event  Landlord  shall  grant its consent as  described  in
     Section 16(b) above, Tenant shall not cause or permit the release of any Hazardous Substances into any environmental media such as air, water or land, or into or on the Demised Premises, the Building or the Project. If such release shall occur, Tenant shall (i) immediately take all necessary steps to contain, control and clean up such release and any associated contamination, (ii) notify Landlord, and (iii) take any and all other action which may be required by Environmental Laws, governmental agencies, and/or Landlord.

          (d) Tenant shall not install any underground storage tank on the Demised Premises.

          (e) Tenant shall indemnifi Landlord and hold Landlord harmless from and against any and all expense, loss, and liability suffered by Landlord, with the sole exception of those expenses, lossess and liabilities arising solely from Landlord's own negligence or willful act, by reason of Tenant's improper (regardless of whether accidental, intentional, or negligent) storage, generation, handling, treatment, transportation or disposal (or arrangement for transportation or disposal) of any Hazardous Substances, or by Tenant's breach of any of the provisions of this Section 16, including, without limitation, (i) any and all expenses that Landlord may incur to comply with any Environmental Laws as a result of Tenant's failure to comply therewith; (II) any and all costs that Landlord may incur in studying or remedying any Contamination at or arising from the Demised Premises, the Building, or the Project; (III) any and all costs that Landlord may incur in studying, removing, disposing or otherwise addressing any Hazardous Substances; (iv) any and all fines, penalties or other sanctions assessed upon Landlord by reason of Tenant's failure to comply with Environmental Laws; and (v) any and all legal and professional fees and costs incurred by Landlord in connection with the foregoing The indemnity contained herein shall survive the termination or expiration of this Lease.

          (f) The term "Hazardous Substances" as used herein means any hazardous or toxic substance or waste as those terms are defined by any applicable federal or state law or regulation (including, without limitation, the Comprehensive Environmental Recovery Compensation and Liability Act, 42
     U.S.C. 9601 et. sec. and the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et. sec.) and petroleum products and oil.

          (g) The term "Contamination" as used herein means the uncontained or uncontrolled presence of or release of Hazardous Substances into any environmental media and into or on any portion of the Demised Premises, the Building, or the Project so as to require remediation, cleanup or investigation under any applicable Environmental Law.

     17. CONSTRUCTION OF DEMISED PREMISES.

          (a) Within thirty (30) days after the date hereof, Landlord shall prepare, and submit to Tenant a complete set of plans and specifications and construction drawings (collectively, the "Plans and Specifications") covering all work to be performed by Landlord in constructing the interior improvements for the Demised Premises. Said Plans and Specifications shall be in such detail as Landlord may require and shall be in compliance with all applicable statutes, ordinances and regulations. Tenant shall approve the Plans and Specifications by the date set forth in l(l) of the Basic Lease Provisions. If Tenant fails to approve the Plans and Specifications by such date, and completion of construction of the requirements is delayed beyond the Commencement Date, the Term and Tenant's obligation to pay rent hereunder shall nevertheless begin on the Rent Commencement Date. Any subsequent changes to said Plans and Specifications requested by Tenant shall be at Tenant's sole cost and expense and subject to Landlord's written approval.

          (b) Landlord shall use reasonable speed and diligence to substantially complete the improvements within the Demised Premises, and have Demised Premises ready for occupancy on or before the Commencement Date. If Landlord shall be unable to give possession of the Demised Premises on that date or if the construction has begun and Landlord is unable due to Delay

     (as hereinafter defined) to complete the improvements on or before that date, such failure to give possession shall not in any way affect the obligation of Tenant hereunder except that the Minimum Rent and Additional Rent obligation shall not occur until the Demised Premises are made available for occupancy by Tenant, unless such failure to give possession has been caused by any act or omission on the part of Tenant; and Landlord and Tenant agree that the Term shail be extended b@ the period of such Delay. No liability whatsoever shall arise or accrue against Landlord any reason of its failure to deliver or afford possession, and Tenant hereby releases and discharges Landlord from and of any claims for damage, loss, or injury of every kind whatsoever as if this Lease were never executed.

          (c) The construction period shall be extended for delays ("Delay") incurred by reason of changes requested by Tenant In the Plans and Specifications after the Tenant's approval thereof, and for such additional time as is equal to the time lost by Landlord or Landlord's contractors or suppliers in connection with the performance of Landiord's work and/or the construction of the Building and related improvements due to strikes or other labor troubles, governmental restrictions and limitations, war or other national emergency, non-availabi]ily of materials or supplies, delay in transportation, accidents, floods, fire, damage or other casualties, weather or other conditions, acts or omissions of Tenant, or delays by utility companies in bringing utility lines to the Demised Premises.

          (d) Upon substantial completion of the Demised Premises, a representative of Landlord and a representative of Tenant together shall inspect the Demised Premises and generate a punchlist of defective or uncompleted items relating to the completion of construction of the Improvements within the Demised Premises. Landlord shall, within a reasonable time after such punchlist is prepared and agreed upon by Landlord and Tenant, complete such Incomplete work and remedy such defective work as are set forth on the punchlist. All construction work performed by Landlord shall be deemed approved by Tenant in all respects except for items of said work which are not completed or do not conform to the Plans and Specifications and which are included on the punchlist.

          (e) Upon acceptance of the Demised Premises by Tenant, Tenant shall execute and deliver to Landlord a letter of acceptance confirming that the Commencement Date and Expiration Date remain as set forth in the Basic Lease Provisions, or if revised pursuant to the terms hereof, setting forth the Commencement Date and Expiration Date as so revised.

     18. TENANT ALTERATIONS AND ADDITIONS. Tenant shall not make or permit to be made any alterations, improvements, or additions to the Demised Premises (a "Tenant's Change"), without first obtaining on each occasion Landlord's prior written consent (which consent Landlord agrees not unreasonably to withhold) and Mortgagee's prior written consent (if such consent is required). Tenant shall furnish Landlord with a full set of plans and specifications for any Tenant's change prior to the commencement thereof together with an original builder's risk policy of insurance in form and amount of coverage reasonably acceptable to Landlord, showing Tenant as named insured, and Landlord and Mortgagee as loss payees. All Tenant's changes shall be performed in accordance with all legal requirements applicable thereto and in a good and workmanlike manner with first-class materials and, upon completion of any Tenant's change, Tenant shall furnish to Landlord "as-built" drawings showing the location and type thereof. If Landlord at the time of giving Its approval to any Tenant's change notifies

Tenant that approval is conditioned upon restoration, then upon written request of Landlord, Tenant shall, at its sole cost and expense and upon the termination of this Lease, remove the same and restore the Demised Premises to its condition prior to such Tenant's Change. No Tenant's Change shall impair the structural strength of the Building or reduce Its value, Tenant shall take or cause to be taken all steps that are required or permitted by law in order to avoid the imposition of any materialmen's or mechanics' liens upon the Building or the Demised Premises, and Tenant shall pay the full cost of any Tenant's Change and shall give Landlord such reasonable security as may be requested by Landlord to insure payment of such cost. Except as otherwise provided herein and in Paragraph 12 hereof, all Tenant's Changes and all repairs and all other property attached to or installed on the Demised Premises by or an behalf of Tenant shall immediately upon completion or installation thereof be and become part of the Demised Premises and the property of Landlord without payment therefor by Landlord and shall be surrendered to Landlord upon the expiration or earlier termination of the Term of this Lease. Landlord shall have no duty or obligation to make any Tenant's Change, replacement or repair to the Building, whether interior or exterior, structural or non-structural, ordinary or extraordinary, or to maintain the Demised Premises.

     19. SERVICES BY LANDLORD. Landlord shall be responsible for providing for maintenance of the common areas of and relating to the Building, and for no other services whatsoever. Tenant, by payment of T-enant's share of the Operating Expenses, shall pay Tenant's pro rata share of the expenses incurred by Landlord hereunder.

     20. FIRE AND OTHER CASUALTY.

          (a) In the event of total or artial destruction of the Demised Premises by fire or other casualty insured by Landlord, Landlord agrees to promptly restore and repair the Demised Premises at Landlord's expense to the extent Landlord receives insurance proceeds therefor; provided, however that in the event the Demised Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred twenty (120) days after the commencement of such repair or rebuilding; or (ii) destroyed by a casualty which is not covered by Landlord's insurance, or if such casualty is covered by Landlord's insurance but a Landlord's Mortgagee or other party entitled to insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Demised Premises, then, either Landlord or Tenant may terminate and cancel this Lease effective as of the 5th day after such casualty by giving written notice to the other party within such days of the date of such casualty. Upon the giving of such notice, all further obligations hereunder shall thereupon cease and terminate. If no such notice is given, Landlord shall make such repair or restoration of the Demised Premises promptly and in such manner as not to unreasonably Interfere with Tenant's use and occupancy of the Demised Premises (if Tenant is still occupying the Demised Premises). Any proceeds from the fire and extended coverage Insurance policies not utilized by Landlord in restoring or repairing the Demised Premises shall become the sole property of Landlord. Minimum Rent shall proportionately abate during the time that the Demised Premises or any part thereof are unusable by reason of any such damage thereto.

          (b) Except as provided herein, damage to or destruction of all or any portion of the Demised Premises by fire or by any other cause shall not terminate this Lease, nor entitle Tenant to surrender the Demised Premises nor in any way affect Tenant's obligation to pay the Minimum Rent, Additional Rent and other sums payable hereunder.

     21. CONDEMNATION.

          (a) If all of the Demised Premises is taken or condemned for a public or quasi-public use, or if a material portion of the Demised Premises is taken or condemned for a public or quasi-public use and the remaining portion thereof is not usable by Tenant, this Lease shall terminate as of the earlier of the date title to the condemned real estate vests in the condemnor and the date on which Tenant is deprived of possession of the Demised Premises. In such event, the Minimum Rent herein reserved and all Additional Rent and other sums payable hereunder shall be apportioned and paid In full by Tenant to Landlord to that date, all Minimum Rent, Additional Rent and other sums payable hereunder prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant, and neither party shall thereafter have any liability hereunder, except that any obligation or liability of either party, actual or contingent, under this Lease which has accrued on or prior to such termination date shall survive.

          (b) If only part of the Demised Premises is taken or condemned for a public or quasi-public use and this Lease does not terminate pursuant to
     Section 21(a) above, Landlord to the extent of the award it receives, shall restore the Demised Premises to a condition and to a size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable abatement of the Minimum Rent and Additional Rent according to the value of the Demised Premises before and after the taking. Pending such determination, Tenant shall continue to pay Life Minimum Rent and Additional Rent as herein originally specified, and upon such determination. If Tenant is entitled to a refund because of an overpayment of Minimum Rent or Additional Rent, Landlord shall make the same promptly, or in lieu thereof credit the amount thereof to future installments of Minimum Rent or Additional Rent as they become due.

          (c) Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section 21, without deduction therefrom for any estate vested in Tenant by this Lease, and Tenant shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim, against Life condemnor, to the extent permitted by law, for the value of Tenant's moveable trade fixtures, machinery and moving expenses, provided that the making of such claim shall not and does not adversely affect or diminish Landiord's award.

     22. TENANT'S DEFAULT.

          (a) The occurrence of any one or more of the following events shall constitute an Event of Default of Tenant under this Lease: (i) If Tenant falls to pay Minimum Rent or any Additional Rent hereunder as and when such rent becomes due and such failure shall continue for more than 5 days after receipt of written notice from Landlord of such failure; (ii) if Tenant fails to pay Minimum Rent or any Additional Rent on time more than twice in any period of 12 months (provided Landlord has given Tenant written notice of the previous failures during such 12 month period within 20 days of the date such payment was due), notwithstanding that such payments have been made within the applicable cure period, (iii) If the Demise Premises become vacant, deserted, or abandoned for more than 10 consecutive days or if Tenant fails to take possession of the Demised Premises on the Commencement Date or promptly thereafter; (iv) if Tenant permits to be done anything which creates a lien upon the Demised Premises and falls to discharge, bond such lien or post security with Landlord acceptable to Landlord within 10 days after receipt by Tenant of written notice thereof; (v) if Tenant violates the provisions of Section 29 of this Lease by attempting to make an unpermitted assignment or sublease; (vi) if Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than 10 days after Landlord gives Tenant notice of such failure; (vii) if any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar law or statute of the United
     States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within 60 days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings,, (vill) if Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors; (ix) if a receiver. custodian, or trustee is appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within 69 days following the date of such appointment (x) if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than 10 days after Landlord ves Tenant notice of such failure, or, if such failure cannot be correrted within such 10 day period, if Tenant does not commence to correct such default within said 10 day period and thereafter diligently prosecute the correction of same to completion within a reasonable time and in any event prior to the time a failure to complete such correction could cause Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause a default under any mortgage, underlying lease, tenant leases or other agreements applicable to the Project; or (xi) if Tenant fails to perform any term (other than the payment of Minimum Rent or any Additional Rent) of this Lease more then 2 times In any period of 12 months, notwithstanding that Tenant has corrected any previous failures within the applicable cure period.

          (b) Upon the occurrence of any one or more of the aforesaid Events of Default, or upon the occurrence of any other default or defaults by Tenant under this Lease, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required In this Section 22):

               (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified In such notice of termination with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the term of this Lease. and all rights of Tenant under this Lease and in and to the Demised Premises shall
          expire  and   terminate   and  Tenant  shall  remain  liable  for  all
          obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Demised Premises to

          Landlord on the date specified in such notice, and if Tenant fails to so surrender Landlord shall have the right. without notice, to enter upon and take possession of the Demised Premises and to expel or remove Tenant and its effects without being liable for prosecution or any claim for damages therefor; or

               (ii) Terminate this Lease as provided in Section 22(b)(i) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (1) the total Minimum Rent, Additional Rent, and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the Termination Date of the Term, over (2) the aggregate reasonable rental value of the Demised Premises for the same period, plus (3) the costs of recovering the Demised Premises and all other expenses incurred by Landlord due to Tenant's default, Including, without limitation, reasonable attorney's fees, plus (4) the unpaid Minimum Rent earned as of the date of termination plus interest at the Interest Rate (as defined In Section 32 herein), plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Demised Premises, all.of which excess sum shall be deemed immediately due and payable: or

               (iii) Without  terminating this Lease, and with or without notice to Tenant, Landlord may in Its own name but as agent for Tenant enter into and upon and take possession of the Demised Premises or any part thereof, and, at Landlord's option, remove persons and property therefrom and such property if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the, account of Tenant. all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Landlord may rent the Demised Premises or any portion thereof as the agent of Tenant with or without advertisement, and by private negotiations and for any term upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Demised Premises. Landlord shall in no way be responsible or liable for any failure to rent the Demised Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (Other than any rent due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorney's fees and costs of alterations and repairs; third, to the payment of rent and other charges then due and unpaid hereunder: and the residue, if any, shall be held by Landlord to the extent of and for application in payment of future rent, If any becomes owing, as the same may become due and payable hereunder. In reletting the Demised Premises as aforesaid, Landlord may grant rent concessions and Tenant shall not be credited therefore. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landiord's option, be calculated and paid monthly. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

               (iv) Without terminating this Lease, and with or without notice to Tenant, Landlord may enter into and upon the Demised Premises and without being liable for prosecution or any claim for damages therefore, maintain the Demised Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord Immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease, and Landlord shall not be liable to Tenant for any damages with respect thereto; or

               (v) Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same so long as Tenant is in default under this Lease: or

               (vi ) Allow the Demised Premises to remain unoccupied and collect rent from Tenant as it-comes due; or

               (vil) Foreclose any security interest in the property of Tenant which Landlord may have under the laws of the state where the Building is located or under this Lease, including the immediate taking of possession of all property on or in the Demised Premises; or

               (vill) Pursue such other remedies as are available at law or equity.

          (c) If this Lease shall terminate as a result of or while there exists a default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any-damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

          (d) The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties herein against the other on any matters whatsoever, arislng out of or in an way connected with this Lease, Tenant's use or occupancy of the Demised Premises, or any claim of injury or damage hereunder, and Tenant covenants and agrees that Tenant will not interpose any counterclaim, offset, or deduction in any summary proceeding brought by Landlord to recover possession of the Demised Premises.

          (e) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

          (f) The foregoing provisions of this Article 22 shall apply to any renewal or extension of this Lease.

          (g) If any statute or rule of law shall limit any of Landlord's remedies as hereinabove set forth, Landlord shall nonetheless be entitled to any and all other remedies hereinabove set forth.

               (ii) No agreement to accept a surrender of the Demised Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Demised Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Demised Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant.

          (i) No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Minimum Rent or Additional Rent following an. Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties In connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof the other party.

          (j) The rights granted to Landlord In this Section 22 shall be cumulative of every other right or remedy provided in this Lease or which Landlord may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights,or remedies or constitute a forfeiture or waiver of Minimum Rent, Additional Rent or damages accruing to Landlord by reason of any Event of Default under the Lease. If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses. If Landlord shall be made a party to any litigation commenced against Tenant as a result of this Lease, Landlord's ownership of the Demised Premises or the relationshi of Landlord and Tenant arising by virtue of this Lease, and Tenant, at its expense, shalf fail to provide Landlord with counsel approved by Landlord, Tenant shall pay all costs and reasonable attorneys' fees incurred by Landlord In connection with such litigation.

          (k) In the event that Tenant is in default hereunder, and any rent, including Minimum Rent, Additional Rent and any other sums, owing under this Leases collected by or through an attorney-at-law, Tenant agrees to pay fifteen percent (15%) of such sum as attorneys fees.

     23. LANDLORD'S RIGHT OF ENTRY. Tenant agrees to permit Landlord and the authorized representatives of Landlord and of the Mortgagee to enter upon the Demised Premises at all reasonable times for the purposes of inspecting them and making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make such repairs or perform any such work required of Tenant under this Lease; provided that, except in the case of an emergency, Landlord shall give the Tenant reasonable prior written notice of Landlord's intended entry upon the Demised Premises. Nothing herein shall imply any duty upon the part of Landlord to do any such work, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. Landlord shall not be liable for inconvenience, annoyance, disturbance or other damage to Tenant by reason of making such repairs or the performance of such work in the Demised Premises or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected: provided, however, that Landlord shall use reasonable efforts not to annoy, disturb or otherwise interfere with Tenant's operations in the Demised Premises in making such repairs or performing such work. Landlord also shall have the right to enter the Demised Premises at all reasonable times to exhibit the Demised Premises to any prospective purchaser and/or mortgagee thereof; and Landlord shall have the right to exhibit the Demised Premises to any prospective tenant at any time within six (6) months prior to the expiration of the Term of this Lease, unless Tenant shall have previously exercised a then current option to renew the Term beyond the then current Term.

     24. MORTGAGEE'S RIGHTS.

          (a) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of Landlord's Mortgage (as defined hereinbelow). Tenant recognizes and acknowledges the right of the holder of Landlord's Mortgage (the "Mortgagee") to foreclose or exercise the power of sale against the Demised Premises under Landlord's Mortgage.

          (b) Tenant shall, in confirmation  of the  subordination  set forth in
     Section 24(a) above and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to Mortgagee any and all instruments requested by either of them to evidence such subordination.

          (c) If requested by Mortgagee, Tenant shall. upon demand, at any time or times, execute, acknowledge, and deliver to Mortgagee, any and all instruments that may be necessary to make this Lease superior to the lien of Landlord's Mortgage.

          (d) If Mortgagee shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, Tenant shall, at the option of the Mortgagee, attorn to and recognize such successor as Tenant's Landlord under this Lease without change in the terms and provisions of this Lease (provided that such successor shall not be bound by (i) any payment of Minimum Rent or Additional Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, and then only if such prepayments have been deposited with and are under the control of such successor, or (ii) any provision of any amendment to the Lease to which the Mortgagee has not consented, and shall promptly execute and deliver any Instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor Landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease.

     As used in this Paragraph 24 and In Paragraph 32, the term "Landlord's Mortgagee" means any or all mortgages, deeds to secure debt, deeds of trust or other Instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Demised Premises.

     25. ESTOPPEL CERTIFICATE. Tenant agrees. at any time, and from time to time, within ten (10) days' after Landlord's written request, to execute, acknowledge and deliver to Landlord, a statement in writing in recordable form to Landlord and/or its designee certifying that: (i) this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified) and (ii) the dates to which Minimum Rent, Additional Rent and other charges have been paid, (iii) whether or not, to the best knowledge of the signer of such certificates, there exists any failure by Landlord to perform any term, covenant or condition contained in this Lease, and, if so, specifying each such failure of which the signer may have knowledge, (iv) (if such be the case) the Tenant has unconditionally accepted the Demised Premises and is conducting its business therein, (v) and as to such additional matters as may be requested by Landlord, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord and by any purchaser of title to the Demised Premises or by any Mortgagee or any assignee thereof or any party to any sale-leaseback of the Demised Premises, or the landlord under a ground lease affecting the Demised Premises.

     26. LANDLORD LIABILITY. No owner of the Demised Premites, whether or not named herein, shall have liability hereunder after lie ceases to hold title to the Demised Premises, except for obligations which may have theretofore accrued. Neither Landlord nor any officer, director,' shareholder, partner or principal, whether disclosed or undisclosed, of Landlord shall be under any personal liability with respect to any of the provisions of this Lease, an-a if Landlord-is in breach or default with respect to Landlord's obligations or otherwise under this Lease, Tenant shall look solely to the equity of Landlord in the Demised Premises for the satisfaction of Tenant's remedies. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of Landlord's equity interest in the Demised Premises.

     27. NOTICES AND PAYMENTS. Any notice or payment required or permitted to be given or served by either party to this Lease shall be deemed given when made in writing, deposited with the United States Postal Service, postage prepaid, to be mailed by registered mail, return receipt requested, or delivered by overnight delivery service, properly addressed to the address set forth in l(n) of the Basic Lease Provisions.

     28. BROKERS. Neither Landlord nor Tenant has engaged any brokers who would be entitled to any commission or fee based on the execution of this Lease, other than those set forth in l(o) of the Basic Lease Provisions (the "Brokers") who shall be paid pursuant to separate agreement. Further, neither Landlord nor Tenant have had any conversations or negotiations with any broker except the Brokers concerning the leasing of the Demised Premises. Landlord and Tenant hereby indemnify each other against and from any claims for any brokerage commissions (except those payable to the Brokers, all of wnich are payable by Landlord) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of the Lease for any reason.

     29. ASSIGNMENT AND SUBLEASING. Tenant may not assign, mortgage, pledge, encumber or otherwise transfer this Lease, or any interest thereunder, or sublet the Demised Premises, in whole or in part, without on each occasion first obtaining the prior express written consent of Landlord, which consent Landlord may give or withhold in its sole and absolute discretion. Permitted subtenants or assignees shall become liable directly to Landlord for all obligations of Tenant hereunder, without, however, relieving Tenant of any of its liability hereunder. Tenant further agrees that if such subtenant or assignee is required to any rent greater than the rent required to be paid by Tenant hereunder, then Landlord shall be entitled to receive and shall be paid such increased amount as Additional Rent. No such assignment, subletting, occupancy or collection shall be deemed the acceptance of the assignee, tenant or occupant, as Tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this Lease.

     30. TERMINATION OR EXPIRATION.

          (a) No termination of this Lease prior to the normal ending thereof by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

          (b) At the expiration or earlier termination of the Term of this Lease, Tenant shall surrender the Demised Premises and all improvements, alterations and additions thereto, and keys therefor to Landlord, clean and neat, and in the same condition as at the commencement of the Term, natural wear and tear only excepted.

          (c) If Tenant remains in possession of the Demised Premises after expiration of the Term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant-at-will at one hundred fifty percent (150%) of the Minimum Rent in effect at the end of the Term of the Lease, together with all other Additional Rent due hereunder, and there shall be no renewal of this Lease by operation of law.

     31.  This  section  has been  deleted.

     32. LATE PAYMENTS. In the event any installation of rent, inclusive of Minimum Rent, or Additional Rent or other sums due hereunder. if any, is not paid within five (5) days after the date when such rent is due, Tenant shall pay interest or the amount past due at a rate of fifteen percent (15%) per annum (the "Interest Rate") to defray the additional expenses incurred by Landlord In processing such payment.

     33. RULES AND REGULATIONS Tenant agrees to abide by the Rules and Regulations set forth on Exhibit "D" attached hereto, as well as other rules and regulations reasonably promulgated by the Landlord from time to time.

     34. MISCELLANEOUS.

          (a) The parties hereto hereby covenant and agree that this Lease is a "net lease" and that, any present or future law to the contrary notwithstanding, this Lease &hall not terminate, except as herein specifically provided, and Landlord shall receive the Minimum Rent and Additional Rent and all other sums payable by Tenant hereinabove provided as net income from the Demised Premises, without any abatement, reduction, sel-off, counterclaim, defense or deduction and not diminished by (a) any imposition of an public authority of any nature whatsoever during the entire Term, notwithstanding any changes in the method of taxation or raising, levying or assessing any imposition, or any changes In the name of any imposition, or (b) any expenses or charges required to be paid to maintain and carry the Demised Premises or to continue the ownership of

     Landlord, other than payments under any mortage now existing or hereafter created by Landlord. The obligations of Tenant hereunder shall not be affected by reason of any damage to or destruction of the Demised Premises. Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or void this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any assignee of Landlord.

          (b) If any clause or provision of this Lease is determined to be illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event. it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. and that in lieu of such illegal, invalid or unenforceable clause or provision there shall be substituted a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          (c) All rights, powers, and privileges conferred hereunder upon the parties hereto shall be cumulative, but not restrictive to those given by law.

          (d) Time is of the essence of this agreement.

          (e) No failure of Landlord or Tenant to exercise any power given Landlord or Tenant hereunder or to insist upon strict compliance by Landlord or Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landiord's or Tenant's rights to demand exact compliance with the terms hereof.

          (f) This Lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. The masculine (or neuter) pronoun, singular number shall include the masculine, feminine and neuter gender and the singular and plural number.

          (g) This contract shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has a usufruct, not subject to levy and sale, and not assignable by Tenant except as expressly set forth herein.

          (h) Landlord and Tenant agree to execute, upon request of the other, a memorandum of this Lease in recordable form and the requesting party shall pay the costs and charges for the recording of such memorandum of lease. Under no circumstances shall Tenant have the right to record this Lease, and should Tenant do so, Tenant shall be in default hereunder.

          (i) The captions of this Lease are for convenience only and are not a part of this Lease, and do not in any way define, limit, describe or amplify the terms or provisions of this Lease or the scope or intent thereof.

          (j) This Lease may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

          (k) This Lease shall be interpreted under the laws of the State where the Demised Premises are located.

     35. STIPULATIONS. The Special Stipulations, if any, attached hereto as Exhibit C, are incorporated herein and made a part hereof, and to the extent of any conflict between the foregoing provisions and the Special Stipulations, the Special Stipulations shall govern and control.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their seals, the day and year first above written.

                              LANDLORD:

                              INDUSTRIAL DEVELOPMENTS INTERNATIONAL, INC.

                                 s/s Henry D. Gregory
                              By:________________________________
                                     Henry D. "Greg" Gregory
                              Its: President
Approved by A & B s/s SO

                                      s/s Timothy J. Gunter
                              Attest:____________________________
                                      Timothy J. Gunter
                              Its:  Secretary

                                   (CORPORATE SEAL)

                              (If Tenant is an Individual)

                              TENANT:

                                    _____________________________ (SEAL)

                              Name: _____________________________


                              (If Tenant is a Partnership)

                              TENANT:

                                  s/s Mark J. Gianinni
                                   ______________________________ (SEAL)
                              By:     Mark J. Gianinni
                              Its:  President

        LANDLORD:

        STATE 0F GEORGIA

        COUNTY OF FULTON

     BEFORE ME, a Notary Public in the aforesaid County, personally appeared Henry D. "Greg" Gorgory and Timothy J. Gunter known to me to be the person(s) who, as President and Secretary respectively, of Industrial Development International, Inc., the corporation which executed the foregoing Instrument in its capacity as Landlord, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as officers of said corporation, that the same is their free act and deed as such officers, respectively, and they were duly authorized thereunto by its board of directors; and that the seal affixed to said Instrument is the corporate seal o said corporation.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this 30th day of May, 1991.

                                          s/s Jane P. Cochran
                                          _______________________________
                                          Notary Public

                                          My Commission Expires: 4/22/92


TENANT - Individual:

        STATE OF
        COUNTY OF

     BEFORE ME, a Notary Public in and for said County, personally appeared ___________________________ known to me to be the person(s) who executed the foregoing instrument in its capacity as Landlord, signed the same, and acknowledged to me that (s)he did so sign said instrument in the name and that the same is his/her free act and deed.

     IN TESTIMONY WIIEREOF, I have hereunto subscribed my name, and afflxed my official seal this day of 19_.

                                          _______________________________
                                          Notary Public

                                          My Commission Expires:

TENANT - Partnership:

         STATE OF FLORIDA

         COUNTY OF PINELLAS

     BEFORE ME, a Notary Public in and for said County, personally appeared Mark
J. Gianinni and _______________________ known to me to be the person(s) and who, as President and ____________________, respectively , of Datalinc-I, Ltd., the partnership which executed the foregoing instrument in its capacity as Tenant, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said partnership, that the same is their free act and deed and they were duly authorized thereunto by the partnership.


     IN TESTIMONY WHEREOF, I have subscribed my name, and affixed my official seal, this 8th day of May, 1991.

                                          s/s Wendy C. Schroeder
                                          _______________________________
                                          Notary Public

                                          My Commission Expires:
                                   Notary Public, State of Florida at Large
                                   My Commission Expires June 1, 1991



TENANT - Corporation:

STATE OF

COUNTY OF

     BEFORE ME, a Notary Public in and for said County, personally appeared __________________ and __________________ known to me to be the person(s) who, as ___________________ and ___________________, respectively, of the corporation which executed the foregoing instrument in its capacity as Tenant, signed the same, and acknowledged to me that they did so sign said Instrument In the name and upon behalf of said corporation as officers of said corporation. that the same Is their free act and deed as such officers, respectively, and they were duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this day of 19_.

                                          _______________________________
                                          Notary Public

                                          My Commission Expires:

                                     EXHIBIT "C"

     1. LANDLORD DEFAULT. In the event that Tenant shall receive a final Judgment in a court of competent jurisdiction in the State of Ohio to the effect that Landlord has committed a material breach of this Lease, and any appeal period has expired without any appeal of such judgment being filed by Landlord, and any cure period as established by such Judgment or otherwise has expired without Landlord curing such breach, then Tenant may terminate this lease upon five (5) days written notice to Landlord.

                                     EXHIBIT "D"



                        INDUSTRIAL DEVELOPMENTS INTERNATIONAL, INC.

                                 RULES AND REGULATIONS

     These Rules and Regulations have been adopted by Industrial Developments International . Inc. ("Landlord") for the mutual benefit and protection of all the tenants of the, Building In order to insure the safety, care and cleanliness of the Building and the preservation of order therein.

     1. The sidewalks, entrances, passages, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. No tenant and no employees of any tenant shall go upon the roof of the Building without the consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls of the Building.

     3. The wash room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein.

     4. No tenant shall cause or permit any objectionable or offensive noise or odors to be emitted from the Premises.

     5. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

     6. No tenant shall make. or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with tenants of this or neighboring buildings or premises or those having business with them whether by use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

     7. Each tenant must, upon the termination of this tenancy, restore to the Landlord all keys of stores, offices, and rooms, either furnished to, or otherwise procured by, such tenant and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     8. If any tenant shall employ one or more persons to do janitorial or other similar work In the Premises, that tenant shall, while such persons are in the Building and outside the Premises, follow such directions as the manager of the Building may prescribe with respect to the control of such persons, and such tenant shall be responsible for all acts of such persons.

     9. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent such activity.

     10. Landlord will direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     11. Parking spaces associated with the Building are intended for the exclusive use of passenger automobiles. Except for intermittent deliveries, no vehicles other than passenger automobiles may be parked in a parking space without the express written permission of Landlord.

     12. Tenant shall not use any area within the Project for storage purposes other then the interior of the Demised Premises.

                       AMENDMENT NO. 1 TO LEASE AGREEMENT

     This AMENDMENT NO. 1 TO LEASE AGREEMENT (this "Amendment") is entered into this 16th day of September, 1991, between INDUSTRIAL DEVELOPMENTS INTERNATIONAL, INC. ("Landlord") and DATALINC-I, LTD., a limited partnership having Integrated Communication Networks, Inc. as its general partner ("Tenant").

                                   RECITALS:

     Landlord and Tenant entered into that certain Industrial Lease Agreement dated April 15, 1991, for approximately 9,400 square feet of space within the premises located at 6900 Fairfield Business Drive, Fairfield, Ohio (the "Lease").

     Landlord has agreed to construct additional improvements to the Demised Premises, and Tenant has agreed to increase the Minimum Rent as consideration therefore.

FOR AND IN CONSIDERATION of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. All defined terms used in this Amendment shall have the meaning given to them in the Lease.

     2. Minimum Rent. Landlord and Tenant agree that Annual Minimum Rent, as defined in Section l(d) of the Lease, shall be increased by $.24 per square foot of the Demised Premises for the first sixty (60) months following the Minimum Rent Commencement Date. For the period commencing December 1, 1991, and ending May 31, 1996, Annual Minimum Rent shall be $71,064.00 with monthly minimum rent installments of $5,922.00. For the six month period commencing June 1, 1996, and ending December 1, 1996, Annual Minimum Rent shall be $81,384.00, with monthly minimum rent installments of $6,782.00.

     3. Ratification. Except as modified hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date written above.

                                       LANDLORD:

                                       INDUSTRIAL DEVELOPMENTS
                                       INTERNATIONAL, INC.

                                       s/s Henry D. "Greg" Gregory, Jr.
                                       ----------------------------------
                                       By: Henry D. "Greg" Gregory, Jr.

                                       Title:  President

                                       s/s Timothy J. Gunter
                                       -------------------------------
                                       Attest: Timothy J. Gunter
                                       Title:  Secretary

                                        TENANT:

                                        DATALINC-I, LTD-, a Florida
                                        limited partnership

                                        By: Integrated Communications
                                            Networks, Inc., general
                                            partner

                                        s/s Mark J. Gianinni
                                        -------------------------------
                                        By: Mark J. Gianinni
                                        Title:  President

                       AMMENDMENT NO, 2 TO LEASE AGREEMENT

     THIS AMENDMENT NO. 2 TO LEASE AGREEMENT (this "Amendment") is entered into this 31st day of January, 1994, between INDUSTRIAL DEVELOPMENTS INTERNATIONAL, INC. ("Landlord") and DATALINC-I, LTD., a Florida limited partnership having Integrated Communication Networks, Inc. as its general partner ("Tenant").

                                    RECITALS:

     Landlord and Tenant entered into that certain Industrial Lease Agreement dated April 15, 1991, as amended by that certain Amendment No. I to Lease Agreement dated September 16, 1991 (as amended, the "Lease"), for approximately 9,400 square feet of space within the premises located at 6900 Fairfield Business Drive, Fairfield, Ohio.

     Landlord has consented to the construction of additional improvements within the Demised Premises by Tenant and has agreed to reimburse Tenant for Tenant's costs incurred in such construction, and Tenant has agreed to increase the Minimum Rent as consideration therefore.

     Landlord and Tenant desire to amend the Lease to, among other things, extend the Term of the Lease and increase the Minimum Rent.

FOR AND IN CONSIDERATION of Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. DEFINED TERMS. All capitalized terms used in this Amendment and not defined herein shall have the meaning given to them in the Lease.

     2. TERMINATION DATE. The Termination Date, as defined in Section I (h) of the Lease, is hereby extended to January 31, 2005.

     3. MINIMUM RENT. The Annual Minimum Rent, as defined in Section I (d) of the Lease, shall be increased as follows. For the period commencing February 1, 1994, and ending May 31, 1996, Annual Minimum Rent shall be $80,500.00 with Monthly Minimum Rent Installments of $6,708.33.'00. For the six month period commencing June 1, 1996, and ending November 30, 1996, Annual Minimum Rent shall be $90,820.00 with Monthly Minimum Rent installments of $7,568.33.00. For the period commencing December 1, 1996, and ending January 31, 2004,- Annual Minimum Rent shall be $88,564.00 with Monthly Minimum Rent installments of $7,380.33.

     4. CONSTRUCTION OF ADDITIONAL IMPROVEMENTS.

          (a) Tenant shall be responsible for constructing certain additional interior improvements within the Demised Premises (the "Additional Improvements"). Within thirty (30) days after the date hereof, Tenant shall, at its sole cost and expense, prepare and submit to Landlord for Landlord's written approval of disapproval (which approval will not be unreasonably withheld or conditioned) a complete set of plans and specifications and construction drawings (collectively, the "Plans and
     Specifications")   covering   all  work  to  be   performed  by  Tenant  in
     constructing the Additional Improvements. The Plans and Specifications shall be in such detail as Landlord may reasonably require and shall be in compliance with all applicable statutes, ordinances and regulations. Landlord shall review the Plans and Specifications and indicate requested changes, if any, by written notice to Tenant, within ten (10) days after receipt of the Plans and Specifications by Landlord. If Landlord fails to indicate such requested changes to the Plans and Specifications by such date, the Plans and Specifications shall be deemed approved. Thereafter, any changes to the Plans and Specifications shall be subject to Landlord's written approval.

          (b)  Tenant  or  its   contractor   shall   construct  the  Additional
     Improvements in a good, first-class and workmanlike manner and in accordance with the Plans and Specifications. Tenant shall carry, or cause its contractor to carry, insurance reasonably satisfactory to Landlord throughout the construction of the Additional Improvements.

          (c) Upon substantial completion of the Additional Improvements, a representative of Landlord and a representative of Tenant together shall inspect the Demised Premises and generate a punchlist of defective or uncompleted items relating to the completion of construction of the Additional Improvements. Tenant shall, within a reasonable time after such punchlist is prepared and agreed upon by Landlord and Tenant, complete such incomplete work and remedy such defective work as are set forth on the punchlist.

          (d) Landlord shall reimburse Tenant for Tenant's costs (as defined in subsection (e) below) incurred in constructing the Additional Improvements, up to Sixty Thousand and No/100 Dollars ($60,000.00) (the "Tenant Allowance") as follows:

               (1) Landlord shall pay fifty percent (50%) of the Tenant Allowance to Tenant at such time as:

                    (i) Tenant has delivered to Landlord copies of Tenant's
                building permit;

                    (ii) Tenant has received Landlord's written approval of the Plans and Specifications;

                    (iii)  Tenant's  contractor  has  completed  fifty  percent
                (50%)  of  the Additional   Improvements  within  the  Demised
                Premises, as evidenced by a certificate from Tenant's architect and invoices, receipts and other evidence reasonably required by Landlord to evidence the cost of the Additional Improvements made as of the date of Tenant's request for payment; and

                    (iv) Tenant has  delivered  to Landlord  partial lien
                waivers for the first fifty percent (50%) of the Additional Improvements, from Tenant's contractor, all subcontractors and all laborers or material suppliers having performed any work at the Demised Premises relating to the construction of the first fifty percent (50%) of the Additional Improvements.

                (2) Landlord shall pay the remainder of the Tenant Allowance to Tenant at such time that Tenant's contractor has:

                    (i) substantially completed the Additional Improvements and received a certificate of occupancy from the applicable governing authority;

                    (ii) delivered to Landlord lien waivers and affidavits from Tenant's contractor, all subcontractors, and all laborers or materials suppliers having performed any work at the Demised. Premises relating to the Additional Improvements, together with any other evidence reasonably required by Landlord to satisfy Landlord's title insurer that there are no parties entitled to file a lien against the real property underlying the Project in connection with such work; and

                    (iii) delivered to Landlord all invoices, receipts and other evidence reasonably required by Landlord to evidence the cost of the Additional Improvements.

          (f) Tenant's costs for construction of the Additional Improvements shall include the cost of the Plans and Specifications, and all tenant buildout, including, without limitation, demising walls, utilities, and the heating, ventilating and air conditioning system.

          (g) Tenant shall be responsible for all costs of construction of the Additional Improvements in excess of the Tenant Allowance.

     5. RATIFICATION. Except as modified hereby, the Lease shall be and remain in full force and effect and unchanged. As amended hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant. To the extent the terms hereof are inconsistent with the terms of the lease, the terms hereof shall control.

     IN WITNESS THEREOF, Landlord and Tenant have executed this Amendment as of the date written above.

                                         LANDLORD:

                                         INDUSTRIAL DEVELOPMENTS
                                         INTERNATIONAL, INC.

  s/s Merrelyn Rogers                        s/s Henry D. "Greg" Gregory, Jr.
_____________________________            By: ________________________________
 WITNESS                                 Name:  Henry D. "Greg" Gregory, Jr.
 PRINT NAME:  Merrelyn Rogers            Title:  President

s/s Brigid Denery                                 s/s Timothy J. Gunter
_____________________________            ATTEST: _____________________________
 WITNESS                                 NAME:   Timothy J. Gunter
 PRINT NAME: Brigid Denery               TITLE:  Secretary

                                                  [CORPORATE SEAL]

                                         TENANT:

                                         DATALINC-I, LTD., a Florida limited
                                         partnership

                                         By: Integrated Communications
                                         Networks, Inc., its general partner

  s/s Johanna A. Davies                      s/s John F. Kolenda
_____________________________            By: ________________________________
 WITNESS                                 Name:  John F. Kolenda
 PRINT NAME:  Johanna a. Davies          Title:  Chairman

s/s Michael C. Mothershead
_____________________________
 WITNESS
 PRINT NAME:  Michael C. Mothershead

                                                  [CORPORATE SEAL]

                                ACKNOWLEDGMENTS

                                    LANDLORD

STATE OF GEORGIA

COUNTY OF FULTON

     Before me, a notary public in and for said county, personally appeared Harry D. Greg Grogory, Jr. and Timothy J. Gunter known to me to be the persons who as, President and Secretary respectively of INDUSTRIAL DEVELOPMENTS INTERNATIONAL, INC. the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as such officers, respectively; that the same is their free act and deed as such officers, respectively, and the free and corporate act and deed of said corporation; that they were duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation. In testimony whereof, I have hereunto subscribed my name, and affixed my official seal, at Atlanta, Georgia this 10th day of February, 1994.


                                               s/s Toni P. Cochran
                                              _________________________

                                              NOTARY  PUBLIC

                                              [NOTARIAL  SEAL]

                                              MY COMMISSION EXPIRES: 4/22/96

                                     TENANT

STATE OF FLORIDA

COUNTY OF PINELLAS

     Before me, a notary public in and for said county, personallyy appeared John F. Kolenda known to me to be the person who as, Chairman of INTEGRATED COMMUNICATIONS NETWORKS, INC., the corporation which executed the foregoing instrument as general partner of DATALINC-I, LTD., a Florida limited partnership, signed the same, and acknowledged to me that s/he did so sign said instrument in the name and upon behalf of said corporation and partnership as such officer, respectively, that the same is her/his free act and deed as such officer, and the free and corporate act and deed of said corporation; that s/he was duly authorized thereunto by its board of directors; and that the seal affixed to said instrument is the corporate seal of said corporation. In testimony thereof, I have hereunto subscribed my name, and affixed my official seal, at St. Petersburg this 31st day of January, 1994.


                                               s/s Wendy C. Hilderbrand
                                              _________________________

                                              NOTARY  PUBLIC

                                              [NOTARIAL  SEAL]

                                              MY COMMISSION EXPIRES: 6/01/96

                            CERTIFICATE OF AUTHORITY
                                  CORPORATION

     The undersigned, Secretary of INTEGRATED COMMUNICATIONS NETWORKS, INC. a Florida corporation ("General Partner") which is the general partner of DATALINC-I, LTD., a Florida limited partnership ("Tenant"), hereby certifies as follows to INDUSTRIAL DEVELOPNMNTS INTERNATIONAL, INC., a Delaware corporation ("Landlord"), in connection with Tenant's proposed amendment to Tenant's lease of premises at 6900 Fairfield Business Drive, Fairfield, Ohio (the "Premises"):

     1 . Tenant is duly formed, validly existing and in good standing under the laws of the State of Florida, and duly qualified to do business in the State of Ohio.

     2. That the following named persons, acting individually, are each authorized and empowered to negotiate and execute, on behalf of Tenant, an amendmendment Tenant's lease of the Premises and that the signature opposite the name of each individual is an authentic signature:


    Mark Gianinni             President                 s/s Mark Gianinni
____________________          __________________        _____________________
      (name)                      (title)                   (signature)


    John F. Kolenda           Chairman/CEO              s/s John F. Kolenda
____________________          __________________        _____________________
      (name)                      (title)                   (signature)



____________________          __________________        _____________________
      (name)                      (title)                   (signature)

     3. That the foregoing authority was conferred upon person(s) named above by the Board of Directors of General Partner, at a duly convened meeting held November 30, 1993.


                                                     s/s Mark Gianinni
                                                     ______________________
                                                         Mark Gianinni

                                                     Secretary